Exhibit 10.6

SECOND AMENDMENT

THIS SECOND AMENDMENT dated as of September 8, 2006 (this “Amendment”) amends the Reimbursement Agreement dated as of July 1, 2005 (as previously amended, the “Reimbursement Agreement”) between Williams-Sonoma, Inc. (the “Parent”) and Bank of America, N.A. (the “Bank”). Capitalized terms used but not defined herein have the respective meanings given to them in the Reimbursement Agreement.

WHEREAS, the Parent and the Bank have entered into the Reimbursement Agreement; and

WHEREAS, the Parent and the Bank desire to amend the Reimbursement Agreement as more fully set forth herein;

NOW, THEREFORE, the parties hereto agree as follows:

SECTION 1  Amendments.  Subject to the satisfaction of the conditions precedent set forth in Section 3, the Credit Agreement is amended as follows:

1.1        Amendment to Definition of “Maturity Date”.  The definition of “Maturity Date” is amended in its entirety to read as follows:

“Maturity Date” means September 8, 2007.

1.2        Amendment to Definition of “Other Reimbursement Agreements”.  The definition of “Other Reimbursement Agreements” is amended in its entirety to read as follows:

“Other Reimbursement Agreements” means (a) the Reimbursement Agreement dated as of July 1, 2005 between the Parent and Wells Fargo Bank, N.A., and each other agreement, document, or instrument entered into or delivered in connection therewith, as such agreements, documents, and instruments may be amended, restated, or otherwise modified from time to time, (b) the Reimbursement Agreement dated as of July 1, 2005 between the Parent and The Bank of New York, and each other agreement, document, or instrument entered into or delivered in connection therewith, as such agreements, documents, and instruments may be amended, restated, or otherwise modified from time to time, (c) the Reimbursement Agreement dated as of September 8, 2006 between the Parent and JPMorgan Chase Bank, N.A., and each other agreement, document, or instrument entered into or delivered in connection therewith, as such agreements, documents, and instruments may be amended, restated, or otherwise modified from time to time, and (d) the Reimbursement Agreement dated as of September 8, 2006 between the Parent and U.S. Bank National Association, and each other agreement, document, or instrument entered into or delivered in connection therewith, as such agreements, documents, and instruments may be amended, restated, or otherwise modified from time to time, and “Other Reimbursement Agreement” means any one of such agreements, documents, and instruments.

1.3        Amendment to Section 5.2(d).  Section 5.2(d) is amended by replacing the reference to “January 30, 2005” with “January 29, 2006”.

1.4        Amendments to Section 6.2.  Section 6.2 is amended by (i) replacing the reference to “February 2, 2003, February 1, 2004, and January 30, 2005” in the first sentence thereof with “February 2, 2003, February 1, 2004, January 30, 2005 and January 29, 2006” and (ii) replacing each reference to “January 30, 2005” in the third and fourth sentences thereof with “January 29, 2006”.

1.5        Amendment to Section 6.4.  Section 6.4 is amended by replacing the reference to “January 30, 2005” with “January 29, 2006”.

SECTION 2  Representations and Warranties.  The Parent represents and warrants to the Bank that, after giving effect to the effectiveness hereof:

(a)        each warranty set forth in Article 6 of the Reimbursement Agreement, as amended hereby, is true and correct in all material respects as of the date of the execution and delivery of this Amendment by the Parent, with the same effect as if made on such date, except to the extent any such warranty relates specifically to another date (in which case it was true and correct in all material respects as of such other date);

(b)        no Default exists; and

(c)        there has not occurred a material adverse change since January 30, 2005 in the business, assets, liabilities (actual or contingent), operations, condition (financial or otherwise), or prospects of the Parent (individually) or the Parent and its Subsidiaries (taken as a whole).

SECTION 3  Effectiveness.  The amendments set forth herein shall become effective when the Bank has received the following:

(a)        a counterpart of this Amendment executed by the Parent;

(b)        a Confirmation, substantially in the form of Exhibit A, executed by each Subsidiary Guarantor;

(c)        evidence that the Parent has paid all accrued and invoiced Attorney Costs of the Bank in connection with this Amendment; and

(d)        such other documents as the Bank may reasonably request.

SECTION 4  Miscellaneous.

4.1        Continuing Effectiveness, etc.  As amended hereby, the Reimbursement Agreement shall remain in full force and effect and is hereby ratified and confirmed in all respects. After the effectiveness of this Amendment, all references in the Reimbursement Agreement and the other Transaction Documents to “Reimbursement Agreement” or similar terms shall refer to the Reimbursement Agreement as amended hereby.

4.2        Counterparts.  This Amendment may be executed in any number of counterparts and by the different parties on separate counterparts, and each such counterpart shall be deemed to be an original but all such counterparts shall together constitute one and the same Amendment.

Delivery of a counterpart hereof, or an executed signature hereto, by facsimile or by e-mail (in pdf or similar format) shall be effective as delivery of a manually-executed counterpart hereof.

4.3        Governing Law.  This Amendment shall be a contract made under and governed by the laws of the State of New York applicable to contracts made and to be performed entirely within such state.

4.4        Successors and Assigns.  This Amendment shall be binding upon the Parent and the Bank and their respective successors and assigns, and shall inure to the benefit of the Parent and the Bank and the successors and assigns of the Bank.

Delivered as of the day and year first above written.

WILLIAMS-SONOMA, INC.

By:	/s/ Sharon L. McCollam
Name:	Sharon L. McCollam

Title:	Executive Vice President, Chief Operating and Chief Financial Officer

BANK OF AMERICA, N.A.

By:	/s/ David Leimsieder
Name:	David Leimsieder

Title:	Vice President

EXHIBIT A

FORM OF CONFIRMATION

Dated as of September 8, 2006

To:	Bank of America, N.A.

Please refer to (a) the Reimbursement Agreement (as amended prior to the date hereof, the “Reimbursement Agreement”) dated as of July 1, 2005 between Williams-Sonoma, Inc. (the “Parent”) and Bank of America, N.A. (the “Bank”), (b) the Guaranty Agreement dated as of July 1, 2005 executed by the undersigned (the “Subsidiary Guaranty”) and (c) the Second Amendment dated as of the date hereof to the Reimbursement Agreement (the “Second Amendment”).

Each of the undersigned hereby confirms to the Bank that, after giving effect to the Second Amendment and the transactions contemplated thereby, the Subsidiary Guaranty continues in full force and effect and is the legal, valid and binding obligation of such undersigned, enforceable against such undersigned in accordance with its terms, except as limited by bankruptcy, insolvency, or other laws of general application relating to the enforcement of creditors’ rights and general principles of equity.

WILLIAMS-SONOMA STORES, INC.

WILLIAMS-SONOMA DIRECT, INC.

WILLIAMS-SONOMA RETAIL SERVICES, INC.

POTTERY BARN, INC.

POTTERY BARN KIDS, INC.

POTTERY BARN TEEN, INC.

WILLIAMS-SONOMA HOME, INC.

HOLD EVERYTHING, INC.

WILLIAMS-SONOMA PUBLISHING, INC.

WEST ELM, INC.

WILLIAMS-SONOMA GIFT MANAGEMENT, INC.

By:
Name:	Sharon L. McCollam
Title:	Executive Vice President, Chief Financial Officer

WILLIAMS-SONOMA STORES, LLC

By:	WILLIAMS-SONOMA STORES, INC.
Its:	Sole Member

By:
Name:	Sharon L. McCollam
Title:	Executive Vice President, Chief Financial Officer